Exhibit 10.1

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”) is entered into as of March 2, 2016, by and among HSRE Quad Merger Sub, LLC, a Maryland limited liability company (“Quad Merger Sub”), HSRE Quad OP Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of Quad Merger Sub (“OP Merger Sub”) and Campus Crest Communities Operating Partnership, LP, a Delaware limited partnership (the “Operating Partnership,” and together with Quad Merger Sub and OP Merger Sub, the “Parties”). All capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Merger Agreement (as hereinafter defined).

RECITALS

WHEREAS, pursuant to the terms of that certain Agreement and Plan of Merger dated as of October 16, 2015 (the “Merger Agreement”), by and among HSRE Quad Merger Parent, LLC, a Delaware limited liability company, Quad Merger Sub, CCGSR, Inc., a Delaware corporation and Campus Crest Communities, Inc., a Maryland corporation and the sole member of the general partner of the Operating Partnership (“CCG”), immediately prior to the Merger (as hereinafter defined) CCG will merge with and into Quad Merger Sub, with Quad Merger Sub surviving the merger (the “Quad Merger”);

WHEREAS, in accordance with the terms of the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership (as amended, the “OP Agreement”), prior to the consummation of the Quad Merger, the Operating Partnership will redeem all of the Company OP Units held by all of the Limited Partners (as defined in the OP Agreement) other than the Scheduled Limited Partners; and

WHEREAS, in connection with the consummation of the Quad Merger, subject to terms and conditions of this Agreement and in satisfaction of Section 11.3(a) of the OP Agreement, each Scheduled Limited Partner shall receive, in exchange for each Company OP Unit held by such Scheduled Limited Partner as of the effective time of the Quad Merger an amount equal to the Merger Consideration.

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

Article I
The MERGER

Section 1.1            Merger. On the terms and subject to the conditions set forth in this Agreement, and in accordance with the Delaware Limited Liability Company Act (“DLLCA”) and the Delaware Limited Partnership Act (“DLPA,” and together with the DLLCA, the “Applicable Law”), at the Effective Time (as hereinafter defined), (i) OP Merger Sub will merge (the “Merger”) with and into the Operating Partnership, and (ii) the separate corporate existence of OP Merger Sub will cease and the Operating Partnership will continue its existence under the Applicable Law as the surviving entity in the Merger (sometimes referred to herein as the “Surviving Entity”).

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Section 1.2            Closing. The closing of the Merger will take place at 4:04 p.m. on March 2, 2016, at the offices of DLA Piper LLP (US), 1251 Avenue of the Americas, New York, New York 10020 by the exchange of signatures and other closing deliveries electronically (with original signatures to be delivered via overnight delivery), or at such other time and place and means as is agreed to in writing by the Parties hereto.

Section 1.3            Effective Time. Subject to the provisions of this Agreement, the Parties will cause a certificate of merger (the “Certificate of Merger”) to be executed, acknowledged and filed with the Secretary of State of the State of Delaware in accordance with the relevant provisions of the Applicable Law and shall make all other filings or recordings required under the Applicable Law. The Merger will become effective at such time as the Certificate of Merger has been duly filed with the Secretary of State of Delaware or at such later date or time as may be agreed by the Parties in writing and specified in the Certificate of Merger in accordance with the Applicable Law (the effective time of the Merger being hereinafter referred to as the “Effective Time”).

Section 1.4            Effects of the Merger. The Merger shall have the effects set forth herein and in the applicable provisions of the Applicable Law. Without limiting the generality of the foregoing, and subject thereto, from and after the Effective Time, all property, rights, privileges, immunities, powers, franchises, licenses, authority and other assets of OP Merger Sub shall vest in the Surviving Entity, and all debts, liabilities, obligations, restrictions and duties of OP Merger Sub shall become the debts, liabilities, obligations, restrictions and duties of the Surviving Entity.

Section 1.5            Organizational Documents of Surviving Entity. At the Effective Time, (i) the certificate of limited partnership of the Operating Partnership, as amended, modified or supplemented from time to time, immediately prior to the Effective Time shall be the certificate of limited partnership of the Surviving Entity until thereafter amended in accordance with the terms thereof or as provided by applicable law, and (ii) the OP Agreement will be amended and restated substantially in the form of Exhibit A, attached hereto (the “A&R OP Agreement”), at the Effective Time and the A&R OP Agreement shall be the limited partnership agreement of the Surviving Entity until thereafter amended in accordance with the terms thereof or as provided by applicable law.

Section 1.6            General Partner of Surviving Entity. The general partner of the Operating Partnership immediately prior to the Effective Time, shall, from and after the Effective Time, be the general partner of the Surviving Entity until its successor has been duly elected or appointed and qualified or until their earlier resignation or removal in accordance with the certificate of limited partnership and A&R OP Agreement, in each instance, of the Surviving Entity.

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Article II
EFFECT OF THE MERGER ON EQUITY INTERESTS

Section 2.1            Effect of the Merger on Equity Interests. At the Effective Time, as a result of the Merger and without any action on the part of the Parties or any holder of any membership or partnership units, as applicable, of the Parties:

(a)                OP Merger Sub Membership Units. Each membership unit of OP Merger Sub outstanding immediately prior to the Effective Time shall automatically be, at the Effective Time, cancelled and in exchange for the cancellation thereof, converted into the right to receive one (1) Common Unit (as defined in the OP Agreement);

(b)               Company OP Units Held by the Scheduled Limited Partners. Each Scheduled Limited Partner shall be entitled to receive for each Company OP Unit held by such Scheduled Limited Partner as of the effective time of the Quad Merger an amount equal to the Merger Consideration; and

(c)                Company OP Units by Other Partners of the Operating Partnership. Each Company OP Unit held by partners other than the Scheduled Limited Partners as of the effective time of the Quad Merger shall remain an outstanding Company OP Unit of the Surviving Entity.

Article III
MISCELLANEOUS

Section 3.1            Entire Agreement. This Agreement together with the Certificate of Merger constitutes the sole and entire agreement of the Parties to this Agreement with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, representations and warranties and agreements, both written and oral, with respect to such subject matter.

Section 3.2            Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their respective successors and permitted assigns.

Section 3.3            No Third Party Beneficiaries. This Agreement is for the sole benefit of the Parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Agreement.

Section 3.4            Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

Section 3.5            Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each Party. No waiver by any Party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the Party so waiving. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

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Section 3.6            Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

Section 3.7            Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice of conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than those of the State of Delaware.

Section 3.8            Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

HSRE Quad Merger Sub, LLC, a Maryland limited liability company

By: HSRE Quad Merger Parent, LLC, its

sole member

By:   /s/ Stephen M. Gordon

Name: Stephen M. Gordon

Title: Manager

HSRE Quad OP Merger Sub, LLC, a Delaware limited liability company

By: HSRE Quad Merger Sub, LLC, its sole

member

By: HSRE Quad Merger Parent, LLC,

its sole member

By:   /s/ Stephen M. Gordon

Name: Stephen M. Gordon

Title: Manager

[Signature Page to Merger Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

CAMPUS CREST COMMUNITIES OPERATING PARTNERSHIP, LP, a Delaware limited partnership

By: CAMPUS CREST COMMUNITIES GP, LLC, a Delaware limited liability company, its general partner

By: CAMPUS CREST COMMUNITIES, INC., a Maryland corporation, its sole member

By:   /s/ Aaron S. Halfacre

Name: Aaron S. Halfacre

Title: President

[Signature Page to Merger Agreement]

Exhibit A

A&R OP Agreement